Exhibit 10.2

Execution Version

THIRD AMENDMENT AGREEMENT

THIRD AMENDMENT AGREEMENT, dated as of July 28, 2011 (this “Agreement” or “Third Amendment”), is entered into by and among MCG CAPITAL CORPORATION, a Delaware corporation (the “Company”), and the holders of the Notes party hereto relating to the Note Purchase Agreement, dated as of October 3, 2007, between the Company and each of the purchasers listed therein pursuant to which the Company issued $25,000,000 aggregate principal amount of its 6.71% Series 2007-A Senior Notes due October 3, 2012 (the “Notes”), as amended from time to time (as amended, the “Note Purchase Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Note Purchase Agreement.

W I T N E S S E T H :

WHEREAS, the Company has entered into the Note Purchase Agreement with the Purchasers, pursuant to which the Company issued and sold the Notes; and

WHEREAS, the parties hereto mutually desire to amend the terms of the Note Purchase Agreement.

NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the parties hereto hereby agree as follows:

1. Amendments to Note Purchase Agreement. The Company and the undersigned holders of the Notes hereby agree that as of the Third Amendment Effective Date (as defined in Section 2 below), without any further action, the Note Purchase Agreement shall be amended as follows:

1.1 Section 10.1. Section 10.1 of the Note Purchase Agreement shall be amended by deleting it in its entirety and replacing it with the following:

Section 10.1 Minimum Consolidated Stockholders’ Equity. The Company will not, on the last day of any fiscal quarter commencing with the quarter ended June 30, 2011, permit Consolidated Stockholders’ Equity to be less than $425,000,000.

2. Third Amendment Effective Date and Conditions Precedent. This Agreement shall become effective on the first date (the “Third Amendment Effective Date”) on which each of the following conditions have been satisfied:

(a) Representations and Warranties. The representations and warranties contained in Section 3 of this Agreement shall be true in all material respects on and as of the Third Amendment Effective Date.

(b) No Default. No Default or Event of Default shall have occurred and be continuing on the Third Amendment Effective Date.

(c) Officer’s Certificate. The Company shall have delivered to each holder of Notes an Officer’s Certificate, dated as of the date of this Agreement, certifying that (i) the representations and warranties of the Company set forth in Section 3 of this Agreement are true in all material respects, and (ii) no Default or Event of Default has occurred and is continuing.

(d) Execution and Delivery by the All Holders. As of the Third Amendment Effective Date, this Agreement shall have been executed by all holders and copies of the executed signature pages of the holders shall have been delivered to the Company.

(e) Delivery by the Company. As of the Third Amendment Effective Date, copies of this Agreement executed by the Company shall have been delivered to each holder of Notes or Bracewell & Giuliani LLP on their behalf.

3. Representations and Warranties of the Company. The Company represents and warrants to each undersigned holder of Notes that each of the representations and warranties of the Company set forth in the Note Purchase Agreement are true and correct in all material respects as of the Third Amendment Effective Date (except for any such representations and warranties that were made by reference to a specific earlier date and after giving effect to the supplemental schedules attached hereto), and further represents and warrants as follows:

(a) Organization; Power and Authority. The Company is a Delaware corporation and is in good standing in its jurisdiction of organization.

(b) Authorization, etc. This Agreement has been duly authorized by all necessary corporate action on the part of the Company, and upon execution and delivery hereof, this Agreement, and the Note Purchase Agreement, as amended hereby, will constitute legal, valid and binding obligations of the Company enforceable against the Company in accordance with their respective terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(c) Compliance with Laws, Other Instruments, etc. The execution, delivery and performance by the Company of this Agreement will not (i) contravene the provisions of the certificate of incorporation or bylaws of the Company or result in a breach of any of the terms of any Material agreement or instrument by which the Company or any of its Subsidiaries is bound or to which the Company or any of its Subsidiaries is a party, including, without limitation, any Subsidiary Non-Recourse Debt Documents, (ii) result in a breach of any of the terms, conditions or provisions of any order, judgment, decree, or ruling of any court, arbitrator or Governmental Authority applicable to the Company or any of its Subsidiaries or (iii) violate any provision of any statute or other rule or regulation of any Governmental Authority applicable to the Company or any of its Subsidiaries.

(d) Governmental Authorizations, etc. No consent, approval or authorization of, or registration, filing or declaration with, any Governmental Authority is required in connection with the execution, delivery or performance by the Company of this Agreement.

(e) Existing Revolving Credit Facility. The Existing Revolving Credit Facility has been repaid in full and cancelled in its entirety.

(f) No Default. No Default or Event of Default has occurred and is continuing.

4. Survival of Representations and Warranties. All representations and warranties contained herein shall survive the execution and delivery of this Agreement. All representations and warranties contained herein also shall survive the transfer by a holder of any Note or portion thereof or interest therein and the payment of any Note, and may be relied upon by any subsequent holder, regardless of any investigation made at any time by or on behalf of any holder. All statements contained in any certificate or other instrument delivered by or on behalf of the Company pursuant to this Agreement shall be deemed representations and warranties of the Company under this Agreement.

5. Ratification of Note Purchase Agreement. This Agreement shall be construed in connection with and as part of the Note Purchase Agreement, and except as modified and expressly amended by this Agreement, all terms, conditions and covenants contained in the Note Purchase Agreement are hereby ratified and shall remain in full force and effect.

6. References to Note Purchase Agreement. Any and all notices, requests, certificates and other instruments executed and delivered after the execution and delivery of this Agreement may refer to the Note Purchase Agreement without making specific reference to this Agreement but nevertheless all such references shall include this Agreement unless the context otherwise requires.

7. Expenses. The Company agrees to pay all reasonable out-of-pocket expenses of the holders arising in connection with this Agreement, the exchange of the Notes and the transactions contemplated hereby, including without limitation the reasonable fees and expenses, including reasonable post-closing fees and expenses, of Bracewell & Giuliani LLP, special counsel for the holders of the Notes.

8. Headings. The descriptive headings of the various Sections or parts of this Agreement are for convenience only and shall not affect the meaning or construction of any of the provisions hereof.

9. Governing Law. THIS AGREEMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAW OF THE STATE OF NEW YORK EXCLUDING CHOICE-OF-LAW PRINCIPLES OF THE LAW OF SUCH STATE THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF A JURISDICTION OTHER THAN SUCH STATE.

10. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of which shall constitute one and the same instrument, and it shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart. Signatures by pdf or facsimile shall count as original signatures for all purposes.

[Signature page follows]

IN WITNESS WHEREOF the parties have caused this Agreement to be executed as of the day and year first above written.

Very truly yours,

MCG CAPITAL CORPORATION

By:	/s/ STEPHEN J. BACICA
Name: Stephen J. Bacica
Title: Chief Financial Officer

This Agreement is hereby accepted

and agreed to as of the date thereof.

The Guardian Life Insurance Company of America

By:	/s/ BRIAN KEATING
Name: Brian Keating
Title: Managing Director

The Guardian Insurance & Annuity Company, Inc.

By:	/s/ BRIAN KEATING
Name: Brian Keating
Title: Managing Director

This Agreement is hereby accepted

and agreed to as of the date thereof.

Nationwide Life Insurance Company

By:	/s/ THOMAS A SHANKLIN
Name: Thomas A Shanklin
Title: Authorized Signatory